Derivatives	3 Months Ended
Mar. 31, 2015
Derivatives [Abstract]
Derivatives

Note 9. Derivatives

The Company utilizes derivative instruments to assist in the management of interest rate sensitivity by modifying the repricing, maturity and option characteristics on commercial real estate loans held for sale. These instruments are not accounted for as hedges.  As of March 31, 2015, the Company had entered into eleven interest rate swap agreements with an aggregate notional amount of $66.8 million. These swap agreements provide for the Company to receive an adjustable rate of interest based upon the three-month London Interbank Offering Rate (LIBOR).  The Company recorded a loss of $500,000 for the three months ended March 31, 2015 to recognize the fair value of derivative instruments.  The amount payable by the Company under these swap agreements was $1.7 million at March 31, 2015, as recorded in other liabilities.  At March 31, 2015, the Company had minimum collateral posting thresholds with certain of its derivative counterparties and had posted cash collateral of $2.1 million.

The maturity dates, notional amounts, interest rates paid and received and fair value of the Company’s remaining interest rate swap agreements as of March 31, 2015 are summarized below (in thousands):

	March 31, 2015
Maturity date	Notional amount	Interest rate paid	Interest rate received	Fair value
November 10, 2024	$ 10,800	2.5%	0.26%	$ (499)
January 2, 2025	15,500	2.3%	0.27%	(411)
February 26, 2025	5,100	2.1%	0.26%	(28)
February 10, 2025	6,000	2.1%	0.26%	(61)
March 6, 2025	2,600	2.2%	0.26%	(54)
March 10, 2025	4,200	2.4%	0.26%	(132)
March 23, 2025	4,000	2.0%	0.26%	(16)
March 25, 2025	4,500	2.0%	0.27%	2
September 2, 2024	4,800	2.5%	0.26%	(212)
April 1, 2025	5,800	2.1%	0.27%	(25)
April 2, 2025	3,500	2.0%	0.27%	(5)
Total	$ 66,800			$ (1,441)